UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

ICHOR HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3185 Laurelview Ct.

Fremont, California 94538

(Address of principal executive offices, including Zip Code)

(510) 897-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

Effective October 26, 2018, John Kispert joined the board of directors (the “Board”) of Ichor Holdings, Ltd. (the “Company”).

Mr. Kispert, 55, currently serves as a Managing Partner of Black Diamond Ventures, a California-based venture capital firm, leading sourcing, selection, and value-add efforts for companies from early to late stage. Prior to joining Black Diamond Ventures, Mr. Kispert was CEO of Spansion, Inc., a developer and manufacturer of embedded semiconductors, from 2009 to 2015 where he lead the company out of bankruptcy in early 2009 to a profitable, growing company with over $1.5 billion in annual revenues, eventually completing a merger with Cypress Semiconductor in March 2015. Previously, Mr. Kispert was with KLA‑Tencor, an S&P 500 global semiconductor leader, from 1995 to 2009, advancing to numerous high-level positions including President and COO from 2005 to 2009 and Executive Vice President and CFO from 2000 to 2005. Mr. Kispert earned his MBA from UCLA in 1989.

Mr. Kispert will be paid an annual retainer of $70,000 for serving on the Board and as chairman of the Audit Committee. Mr. Kispert will receive a grant of restrict stock units representing $150,000, subject to vesting over a three-year period based on continued service on the Board.

There are no family relationships between Mr. Kispert and any director, executive officer, or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Kispert that would require disclosure under Item 404(a) of Regulation S‑K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Mr. Kispert’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 29, 2018, announcing the appointment of John Kispert to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: October 29, 2018	/s/ Jeffrey Andreson
Name: Jeffrey Andreson
Title: Chief Financial Officer